                                   PROSPECTUS
                               February 20, 1997



                                 WARBURG PINCUS
                           CAPITAL APPRECIATION FUND


                                 WARBURG PINCUS
                              EMERGING GROWTH FUND


                                 WARBURG PINCUS
                            SMALL COMPANY VALUE FUND


                           IMPORTANT CUSTOMER INFORMATION,
                           INVESTMENT PRODUCTS:
                             ARE NOT DEPOSITS, ARE NOT
                             OBLIGATIONS OF OR GUARANTEED BY
                             ANY BANK.

                             ARE NOT FDIC INSURED.

                             ARE SUBJECT TO INVESTMENT RISK,
                             INCLUDING POSSIBLE LOSS OF THE
                             PRINCIPAL AMOUNT INVESTED.





                                     [Logo]

PROSPECTUS                                                     February 20, 1997

Warburg Pincus Funds are a family of open-end mutual funds that offer investors a variety of investment opportunities. Three funds are described in this
Prospectus:

WARBURG PINCUS CAPITAL APPRECIATION FUND seeks long-term capital appreciation by investing principally in equity securities of medium-sized domestic companies.

WARBURG PINCUS EMERGING GROWTH FUND seeks maximum capital appreciation by investing in equity securities of small- to medium-sized domestic companies with emerging or renewed growth potential.

WARBURG PINCUS SMALL COMPANY VALUE FUND seeks long-term capital appreciation by investing primarily in a portfolio of equity securities of small capitalization companies.

NO LOAD CLASS OF COMMON SHARES__________________________________________________

Each Fund offers two classes of shares. A class of Common Shares that is 'no load' is offered by this Prospectus (i) directly from the Funds' distributor, Counsellors Securities Inc., and (ii) through various brokerage firms including Charles Schwab & Company, Inc. Mutual Fund OneSource'tm' Program; Fidelity Brokerage Services, Inc. FundsNetwork'tm' Program; Jack White & Company, Inc.; and Waterhouse Securities, Inc.

LOW MINIMUM INVESTMENT__________________________________________________________

The minimum initial investment in each Fund is $2,500 ($500 for an IRA or Uniform Transfers to Minors Act account) and the minimum subsequent investment is $100. Through the Automatic Monthly Investment Plan, subsequent investment minimums may be as low as $50. See 'How to Purchase Shares.'

This Prospectus briefly sets forth certain information about the Funds that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about each Fund has been filed with the Securities and Exchange Commission (the 'SEC') in a document entitled 'Statement of Additional Information.' The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Funds. The Statement of Additional Information is also available upon request and without charge by calling Warburg Pincus Funds at (800) 927-2874. Information regarding the status of shareholder accounts may be obtained by calling Warburg Pincus Funds at (800) 927-2874. The Statement of Additional Information, as amended or supplemented from time to time, bears the same date as this
Prospectus   and  is  incorporated  by  reference  in  its  entirety  into  this
Prospectus.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

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THESE  SECURITIES HAVE NOT  BEEN APPROVED OR DISAPPROVED  BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION  OR ANY STATE  SECURITIES COMMISSION PASSED  UPON
     THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                       CONTRARY IS A CRIMINAL OFFENSE.
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THE FUNDS' EXPENSES_____________________________________________________________
   Each of Warburg, Pincus Capital Appreciation Fund, Emerging Growth Fund and Small Company Value Fund (the 'Funds') currently offers two separate classes of shares: Common Shares and Advisor Shares. For a description of Advisor Shares see 'General Information.' Common Shares of the Small Company Value Fund pay the Fund's distributor a 12b-1 fee. See 'Management of the Funds -- Distributor.'

                                                         Capital       Emerging    Small Company
                                                       Appreciation     Growth         Value
                                                           Fund          Fund          Fund
                                                       ------------    --------    -------------
Shareholder Transaction Expenses
    Maximum Sales Load Imposed on Purchases
      (as a percentage of offering price)...........       0              0            0
Annual Fund Operating Expenses
  (as a percentage of average net assets)
    Management Fees.................................         .70%          .90%          .93%
    12b-1 Fees......................................       0              0              .25%
    Other Expenses..................................         .33%          .37%          .57
                                                           -----           ---           ---
    Total Fund Operating Expenses (after fee
      waivers)......................................        1.03%         1.27%         1.75%`D'
EXAMPLE
    You would pay the following expenses
       on a $1,000 investment, assuming
       (1) 5% annual return and (2) redemption
       at the end of each time period:
     1 year.........................................        $ 11          $ 13          $ 18
     3 years........................................        $ 33          $ 40          $ 55
     5 years........................................        $ 57          $ 70          $ 95
    10 years........................................        $126          $153          $206

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`D' Absent the waiver of fees by the Small Company Value Fund's investment adviser and co-administrator Management Fees of the Fund would equal 1.00%, Other Expenses would equal .94% and Total Fund Operating Expenses would equal 2.19%. The investment adviser and co-administrator are under no obligation to continue these waivers.

                          ---------------------------

   The expense table shows the costs and expenses that an investor will bear directly or indirectly as a Common Shareholder of each Fund. Certain broker-dealers and financial institutions also may charge their clients fees in connection with investments in a Fund's Common Shares, which fees are not reflected in the table. The Example should not be considered a representation of past or future expenses; actual Fund expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, each Fund's actual performance will vary and may result in a return greater or less than 5%. Long-term shareholders of the Small Company Value Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. (the 'NASD').

FINANCIAL HIGHLIGHTS____________________________________________________________

(FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
   The following information regarding each Fund for the four fiscal years or period ended October 31, 1996 has been derived from information audited by Coopers & Lybrand L.L.P., independent accountants, whose report dated December 18, 1996 is incorporated by reference into in the Statement of Additional Information. For the Capital Appreciation and Emerging Growth Funds, the information for the fiscal year ended October 31, 1992 has been audited by Ernst & Young LLP, whose report was unqualified. Further information about the performance of the Funds is contained in the Funds' annual report, dated October 31, 1996, copies of which may be obtained without charge by calling Warburg Pincus Funds at (800) 927-2874.

CAPITAL APPRECIATION FUND

                                                                                                              For the Period
                                                                                                              August 17, 1987
                                                                                                              (Commencement
                                                                                                               of Operations)
                                                  For the Year Ended October 31,                                  through
                       -------------------------------------------------------------------------------------    October 31,
                        1996      1995      1994      1993      1992      1991      1990      1989     1988        1987
                       ------    ------    ------    ------    ------    ------    ------    ------    -----   -------------
Net Asset Value,
 Beginning of
 Period.............   $16.39    $14.29    $15.32    $13.30    $12.16    $ 9.78    $11.48    $ 9.47    $7.74     $ 10.00
                       ------    ------    ------    ------    ------    ------    ------    ------    -----     -------
 Income from
   Investment
   Operations
 Net Investment
   Income...........      .08       .04       .04       .05       .04       .15       .20       .19      .17         .04
 Net Gains (Loss)
   from Securities
   (both realized
   and
   unrealized)......     3.53      3.08       .17      2.78      1.21      2.41     (1.28)     2.15     1.70       (2.30)
                       ------    ------    ------    ------    ------    ------    ------    ------    -----       -----
 Total from
   Investment
   Operations.......     3.61      3.12       .21      2.83      1.25      2.56     (1.08)     2.34     1.87       (2.26)
                       ------    ------    ------    ------    ------    ------    ------    ------    -----       -----
 Less Distributions
 Dividends (from net
   investment
   income)..........     (.01)     (.04)     (.05)     (.05)     (.06)     (.18)     (.21)     (.19)    (.14)        .00
 Distributions (from
   capital gains)...    (2.04)     (.98)    (1.19)     (.76)     (.05)      .00      (.41)     (.14)     .00         .00
                       ------    ------    ------    ------    ------    ------    ------    ------    -----       -----
 Total
   Distributions....    (2.05)    (1.02)    (1.24)     (.81)     (.11)     (.18)     (.62)     (.33)    (.14)        .00
                       ------    ------    ------    ------    ------    ------    ------    ------    -----       -----
Net Asset Value, End
 of Period..........   $17.95    $16.39    $14.29    $15.32    $13.30    $12.16    $ 9.78    $11.48    $9.47     $  7.74
                       ------    ------    ------    ------    ------    ------    ------    ------    -----     -------
                       ------    ------    ------    ------    ------    ------    ------    ------    -----     -------
Total Return........    24.67%    24.05%     1.65%    22.19%    10.40%    26.39%   (10.11%)   25.42%   24.31%     (71.26%)*
Ratios/Supplemental
 Data
Net Assets, End of
 Period (000s)......   $407,707  $235,712  $159,346  $159,251  $117,900  $115,191  $76,537   $56,952   $29,351    $17,917
Ratios to Average
 Daily Net Assets:
 Operating
   expenses.........     1.03%     1.12%     1.05%     1.01%     1.06%     1.08%     1.04%     1.10%    1.07%       1.00%*
 Net investment
   income...........      .59%      .31%      .26%      .30%      .41%     1.27%     2.07%     1.90%    2.00%       1.88%*
 Decrease reflected
   in above
   operating expense
   ratios due to
   waivers/
   reimbursements...      .01%      .00%      .01%      .00%      .01%      .00%      .01%      .08%     .91%        .84%*
Portfolio Turnover
 Rate...............   170.69%   146.09%    51.87%    48.26%    55.83%    39.50%    37.10%    36.56%   33.16%      20.00%
Average Commission
 Rate#..............   $.0595      --        --        --        --        --        --        --       --        --

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* Annualized.
# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

EMERGING GROWTH FUND

                                                                                                                   For the Period
                                                                                                                   January 21, 1988
                                                                                                                   (Commencement
                                                                                                                   of Operations)
                                                        For the Year Ended October 31,                                through
                             ------------------------------------------------------------------------------------   October 31,
                              1996       1995       1994        1993       1992       1991       1990       1989        1988
                             ------     ------     ------      ------     ------     ------     ------     ------  --------------
Net Asset Value,
 Beginning of Period.....    $29.97     $22.38     $23.74      $18.28     $16.97     $10.83     $13.58     $11.21      $10.00
                             ------     ------     ------      ------     ------     ------     ------     ------      ------
 Income from Investment
   Operations
 Net Investment Income
   (Loss)................      (.02)      (.05)      (.06)       (.10)      (.03)       .05        .13        .16         .07
 Net Gains (Loss) from
   Securities (both
   realized and
   unrealized)...........      4.60       7.64        .06        5.93       1.71       6.16      (2.32)      2.51        1.18
                             ------     ------     ------      ------     ------     ------     ------     ------       -----
 Total from Investment
   Operations............      4.58       7.59        .00        5.83       1.68       6.21      (2.19)      2.67        1.25
                             ------     ------     ------      ------     ------     ------     ------     ------       -----
 Less Distributions
 Dividends (from net
   investment income)....       .00        .00        .00         .00       (.01)      (.07)      (.18)      (.12)       (.04)
 Distributions (from
   capital gains)........     (1.75)       .00      (1.36)       (.37)      (.36)       .00       (.38)      (.18)        .00
                             ------     ------     ------      ------     ------     ------     ------     ------       -----
 Total Distributions.....     (1.75)       .00      (1.36)       (.37)      (.37)      (.07)      (.56)      (.30)       (.04)
                             ------     ------     ------      ------     ------     ------     ------     ------       -----
Net Asset Value, End of
 Period..................    $32.80     $29.97     $22.38      $23.74     $18.28     $16.97     $10.83     $13.58      $11.21
                             ------     ------     ------      ------     ------     ------     ------     ------      ------
                             ------     ------     ------      ------     ------     ------     ------     ------      ------
Total Return.............     16.14%     33.91%       .16%      32.28%      9.87%     57.57%    (16.90%)    24.20%      16.34%*
Ratios/Supplemental Data
Net Assets, End of Period
 (000s)..................    $1,104,684 $487,537   $240,664    $165,525   $99,562    $42,061    $23,075    $26,685     $10,439
Ratios to Average Daily
 Net Assets:
 Operating expenses......      1.27%      1.26%      1.22%       1.23%      1.24%      1.25%      1.25%      1.25%       1.25%*
 Net investment income
   (loss)................      (.63)%     (.58%)     (.58%)      (.60%)     (.25%)      .32%      1.05%      1.38%       1.10%*
 Decrease reflected in
   above operating
   expense ratios due to
waivers/reimbursements...       .01%       .00%       .04%        .00%       .08%       .47%       .42%       .78%       3.36%*
Portfolio Turnover
 Rate....................     65.77%     84.82%     60.38%      68.35%     63.35%     97.69%    107.30%    100.18%      82.21%
Average Commission Rate#     $.0567         --         --          --         --         --         --         --          --

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* Annualized.
# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

SMALL COMPANY VALUE FUND

                                                                                     For the Period
                                                                                   December 29, 1995
                                                                                    (Commencement of
                                                                                  Operations) through
                                                                                    October 31, 1996
                                                                                  --------------------
Net Asset Value, Beginning of Period..........................................          $  10.00
                                                                                        --------
 Income from Investment Operations
 Net Investment Loss..........................................................              (.02)
 Net Gain on Securities (both realized and unrealized)........................              4.40
                                                                                        --------
   Total from Investment Operations...........................................              4.38
                                                                                        --------
 Less Distributions
 Dividends (from net investment income).......................................               .00
 Distributions (from capital gains)...........................................               .00
                                                                                        --------
   Total Distributions........................................................               .00
                                                                                        --------
Net Asset Value, End of Period................................................          $  14.38
                                                                                        --------
                                                                                        --------
Total Return..................................................................             43.80%`D'
Ratios/Supplemental Data:
Net Assets, End of Period (000s)..............................................          $ 84,045
Ratios to Average Daily Net Assets:
 Operating expenses...........................................................              1.75%*
 Net investment loss..........................................................              (.43%)*
 Decrease reflected in above operating expense ratio due to
   waivers/reimbursements.....................................................               .44%*
Portfolio Turnover Rate.......................................................             43.14%*`D'
Average Commission Rate#                                                                  $.0570

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`D' Non-annualized.
*   Annualized.
# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

INVESTMENT OBJECTIVES AND POLICIES______________________________________________
   Each Fund's objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of that Fund. Any investment involves risk and, therefore, there can be no assurance that any Fund will achieve its investment objective. See 'Portfolio Investments' and 'Certain Investment Strategies' for descriptions of certain types of investments the Funds may make.

CAPITAL APPRECIATION FUND

   The Capital Appreciation Fund seeks long-term capital appreciation. The Fund is a diversified management investment company that pursues its investment objective by investing primarily in a broadly diversified portfolio of equity securities of domestic companies. The Fund will ordinarily invest substantially all of its total assets -- but no less than 80% of its total assets -- in common stocks, warrants and securities convertible into or exchangeable for common stocks (collectively, 'equity securities'). Depositary receipts relating to equity securities will also be considered equity securities for purposes of this investment policy.
   Warburg, Pincus Counsellors, Inc., the Funds' investment adviser ('Warburg'), will attempt to identify sectors of the market and companies within market sectors that it believes will outperform the overall market. Warburg also seeks to identify themes or patterns it believes to be associated with high growth potential firms, such as significant fundamental changes (including senior management changes) or generation of a large free cash flow.
   The Fund seeks to invest in companies that Warburg believes can be purchased at a reasonable price for their projected growth, analyzing such factors as growth rate, including revenue, earnings and unit sales; cash flow; return on equity; debt/equity ratio; and owner management. Warburg also seeks to identify growth opportunities and sustainable growth prospects, such as a dynamic of change or the development of proprietary products and services.

EMERGING GROWTH FUND

   The Emerging Growth Fund seeks maximum capital appreciation. The Fund is a non-diversified management investment company that pursues its investment objective by investing in a portfolio of equity securities of domestic companies. The Fund ordinarily will invest at least 65% of its total assets in common stocks or warrants of emerging growth companies that represent attractive opportunities for maximum capital appreciation. Emerging growth companies are small- or medium-sized companies that have passed their start-up phase and that show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time.
   Emerging growth companies generally stand to benefit from new products or services, technological developments or changes in management and other factors and include smaller companies experiencing unusual developments affecting their market value. These 'special situation companies' include companies that are involved in the following: an acquisition or consolidation; a reorganization; a recapitalization; a merger, liquidation, or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company's stock; or a change in corporate control.

SMALL COMPANY VALUE FUND

   The Small Company Value Fund seeks long-term capital appreciation. The Fund is a diversified management investment company that pursues its investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that Warburg considers to be relatively undervalued. Current income is a secondary consideration in selecting portfolio investments. Under normal market conditions the Fund will invest at least 65% of its total assets in common stocks, preferred stocks, debt securities convertible into common stocks, warrants and other rights of small companies (i.e., companies having stock market capitalizations of $1 billion or less at the time of initial purchase).
   Warburg will determine whether a company is undervalued based on a variety of measures, including price/earnings ratio, price/book ratio, price/cash flow ratio, earnings growth and debt/capital ratio. Other relevant factors, including a company's asset value, franchise value and quality of management, will also be considered. The Fund will invest primarily in companies whose securities are traded on U.S. stock exchanges or in the U.S. over-the-counter market, but may invest up to 20% of its assets in foreign securities.

PORTFOLIO INVESTMENTS___________________________________________________________
   DEBT SECURITIES. Each Fund may invest up to 20% of its total assets in investment grade debt securities (other than money market obligations) and, in the case of the Capital Appreciation and Emerging Growth Funds, preferred stocks that are not convertible into common stock for the purpose of seeking capital appreciation. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to accurately forecast changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions. A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's Investors Service, Inc. ('Moody's') or Standard & Poor's Ratings Services ('S&P') or, if unrated, is determined to be of comparable quality by Warburg. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Fund should continue to hold the securities.
   When Warburg believes that a defensive posture is warranted, each Fund may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.
   MONEY MARKET OBLIGATIONS.  Each Fund  is authorized to  invest, under  normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations and for temporary defensive purposes may invest in these securities without limit. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.
   Repurchase Agreements. The Funds may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. Warburg, acting under the supervision of the Fund's Board of Directors or Board of Trustees (the 'governing Board' or 'Board'), monitors the creditworthiness of those bank and non-bank dealers with which each Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the '1940 Act').
   Money Market Mutual Funds. Where Warburg believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity, each Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund, Warburg or the Funds'
co-administrator, PFPC Inc. ('PFPC'). As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's administration fees and other expenses with respect to assets so invested.
   U.S. GOVERNMENT SECURITIES. U.S. government securities in which a Fund may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities, including instruments that are supported by the full faith and credit of the United States, instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality.
   CONVERTIBLE SECURITIES. Convertible securities in which a Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether a Fund should continue to hold the securities.
   WARRANTS. Each Fund may invest up to 10% of its total assets in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period.

RISK FACTORS AND SPECIAL CONSIDERATIONS_________________________________________
   Investing in common stocks and securities convertible into common stocks is subject to the inherent risk of fluctuations in the prices of such securities. For certain additional risks relating to each Fund's investments, see 'Portfolio

Investments' beginning at page 6 and 'Certain Investment Strategies' beginning at page 11.
   EMERGING GROWTH AND SMALL COMPANIES. Because the Emerging Growth and Small Company Value Funds may invest in securities of emerging growth and small-sized companies, these investments may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because small- and medium-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. In addition, small- and medium-sized companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small- and medium-sized companies than for larger, more established ones. Securities of issuers in 'special situations' also may be more volatile, since the market value of these securities may decline in value if the anticipated benefits do not materialize. Companies in 'special situations' include, but are not limited to, companies involved in an acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer, a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the companies' securities. Although investing in securities of emerging growth companies or 'special situations' offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in better-known, larger companies.
   NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the 'Securities Act'), but that can be sold to 'qualified institutional buyers' in accordance with Rule 144A under the Securities Act ('Rule 144A Securities'). An investment in Rule 144A Securities will be considered illiquid and therefore subject to each Fund's limitation on the purchase of illiquid securities, unless the Fund's governing Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Boards will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of each Fund will carefully monitor any investments by the Fund in Rule 144A Securities. The Boards may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A

Securities, although each Board will retain ultimate responsibility for any determination regarding liquidity.
   Non-publicly traded securities (including interests in Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. A Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.
   NON-DIVERSIFIED STATUS. The Emerging Growth Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the 'Code'), for qualification as a regulated investment company. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Fund assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.
   WARRANTS. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

PORTFOLIO TRANSACTIONS AND TURNOVER RATE________________________________________
   A Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it to be in the best interests of the relevant Fund. A Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. High portfolio turnover rates (100% or more) may result in dealer mark ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See 'Dividends, Distributions and Taxes -- Taxes' below and 'Investment Policies -- Portfolio Transactions' in the Statement of Additional Information.
   All orders for transactions in securities or options on behalf of a Fund are placed by Warburg with broker-dealers that it selects, including Counsellors Securities Inc., the Funds' distributor ('Counsellors Securities'). A Fund may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the governing Board.

CERTAIN INVESTMENT STRATEGIES___________________________________________________
   Although there is no intention of doing so during the coming year, each Fund is authorized to engage in the following investment strategies: (i) purchasing securities on a when-issued basis and purchasing or selling securities for delayed delivery, (ii) lending portfolio securities and (iii) in the case of the Small Company Value Fund, entering into reverse repurchase agreements and dollar rolls. Detailed information concerning each Fund's strategies and related risks is contained below and in the Statement of Additional Information.

STRATEGIES AVAILABLE TO ALL FUNDS

   FOREIGN SECURITIES. Each Fund may invest up to 20% of its total assets in the securities of foreign issuers. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians. Certain of the above risks may be involved with American Depositary Receipts ('ADRs') and European Depositary Receipts ('EDRs'), instruments that evidence ownership of underlying securities issued by a foreign corporation. ADRs and EDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company and EDRs (sometimes referred to as Continental Depositary Receipts) are issued in Europe, typically by non-U.S. banks and trust companies.
   OPTIONS, FUTURES AND CURRENCY TRANSACTIONS. At the discretion of Warburg, each Fund may, but is not required to, engage in a number of strategies involving options, futures and forward currency contracts. These strategies, commonly referred to as 'derivatives,' may be used (i) for the purpose of hedging against a decline in value of the Fund's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE A FUND'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect a Fund's net asset value and performance. Therefore, an investment in a Fund may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. The Funds' use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and the NASD and by the Code.
   Securities and Stock Index Options. Each Fund may write covered call and, in the case of the Small Company Value Fund, put options on up to 25% of the net asset value of the stock and debt securities in its portfolio and will realize fees (referred to as 'premiums') for granting the rights evidenced by the options. The Capital Appreciation Fund and the Emerging Growth Fund may each utilize up to 2% of its assets to purchase U.S. exchange-traded and over-the-counter ('OTC') options; the Small Company Value Fund may utilize up to 10% of its assets to purchase options on stocks and debt securities that are traded on U.S. and foreign exchanges, as well as OTC options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option on a security has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, each Fund may also utilize up to 10% of its total assets to purchase exchange-listed and OTC put and call options on stock indexes, and may also write such options. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.
   The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.
   Futures Contracts and Related Options. Each Fund may enter into foreign currency, interest rate and stock index futures contracts and purchase and write
(sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the 'CFTC') or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.
   Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be 'bona fide hedging' will not exceed 5% of a Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although the Funds are limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.
   Currency Exchange Transactions. The Funds will conduct their currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events. The Capital Appreciation and Emerging Growth Funds will only engage in currency exchange transactions for hedging purposes.
   Hedging Considerations. The Funds may engage in options, futures and currency transactions for, among other reasons, hedging purposes. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. A Fund will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to correctly predict movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.
   Additional Considerations. To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out an option or futures position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.
   Asset Coverage. Each Fund will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Fund on securities, indexes and currencies; currency, interest rate and stock index futures contracts and options on these futures contracts; and forward currency contracts. The use of these strategies may require that the Fund maintain cash or liquid securities in a segregated account with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

STRATEGY AVAILABLE TO THE SMALL COMPANY VALUE FUND

   SHORT  SALES  AGAINST  THE BOX.  The  Fund may  enter  into a  short  sale of securities such that when the short position is open the Fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one 'against the box,' may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately or to postpone a gain or loss for federal income tax purposes. The Fund will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. Not more than 10% of the Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time. The extent to which the Fund may make short sales may be limited by Code requirements for qualification as a regulated investment company. See 'Dividends, Distributions and Taxes' for other tax considerations applicable to short sales.

INVESTMENT GUIDELINES___________________________________________________________
   Each Fund may invest up to 10% of its total assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ('illiquid securities'), including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days;
(iii) time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. Each Fund may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, provided that reverse repurchase agreements and any other borrowing by the Fund may not exceed 10% of its total assets (30% in the case of the Small Company Value Fund), and may pledge up to 10% of its assets in connection with borrowings (to the extent necessary to secure permitted borrowings in the case of the Small Company Value
Fund). Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of the Fund's total assets, the Fund will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the governing Board of each Fund, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that each Fund has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Fund's outstanding shares is contained in the Statement of Additional Information.

MANAGEMENT OF THE FUNDS_________________________________________________________
   INVESTMENT ADVISER. Each Fund employs Warburg as its investment adviser. Warburg, subject to the control of each Fund's officers and the Board, manages the investment and reinvestment of the assets of the Funds in accordance with each Fund's investment objective and stated investment policies. Warburg makes investment decisions for each Fund and places orders to purchase or sell securities on behalf of each such Fund. Warburg also employs a support staff of management personnel to provide services to the Funds and furnishes each Fund with office space, furnishings and equipment.
   For the services provided by Warburg, the Capital Appreciation Fund, the Emerging Growth Fund and the Small Company Value Fund pay Warburg a fee calculated at an annual rate of .70%, .90% and 1.00%, respectively, of the Fund's average daily net assets. Warburg and each Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by the Fund.
   Warburg is a professional investment counselling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of January 31, 1997, Warburg managed approximately $17.9 billion of assets, including approximately $10.7 billion of investment company assets. Incorporated in 1970, Warburg is a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Warburg G.P.'), a New York general partnership, which itself is controlled by Warburg, Pincus & Co. ('WP&Co.'), also a New York general partnership. Lionel I. Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and Warburg. Warburg G.P. has no business other than being a holding company of Warburg and its subsidiaries. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.
   PORTFOLIO MANAGERS. George U. Wyper and Susan L. Black have been co-portfolio managers of the Capital Appreciation Fund since December 1994. Mr. Wyper is a managing director of Warburg, which he joined in August 1994, before which time he was chief investment officer of White River Corporation and president of Hanover Advisors, Inc. (1993-August 1994), chief investment officer of Fund American Enterprises, Inc. (1990-1993) and the director of fixed income investments at Fireman's Fund Insurance Company (1987-1990). Ms. Black is a managing director of Warburg and has been with Warburg since 1985.
   The co-portfolio managers of the Emerging Growth Fund are Elizabeth B. Dater, Stephen J. Lurito and Medha Vora. Ms. Dater and Mr. Lurito are co-presidents of the Emerging Growth Fund. Ms. Dater has been portfolio manager of the Emerging Growth Fund since its inception on January 21, 1988. She is a managing director of Warburg and has been a portfolio manager of Warburg since 1978. Mr. Lurito has been a portfolio manager of the Emerging Growth Fund since 1990. He is a managing director of Warburg and has been with Warburg since 1987, before which time he was a research analyst at Sanford C. Bernstein & Company, Inc. Ms. Vora, a senior vice president at Warburg, has been a portfolio manager of the Fund since February 1997. Prior to joining Warburg in January 1997, Ms. Vora was a vice president at Chase Asset Management from April 1996 to December 1996 and a senior vice president at the Trust Company of the West from 1993 to 1996.

She was a senior analyst at the Prudential Special Situations Fund, L.P. from 1991 to 1993.
   Mr. Wyper is the portfolio manager of the Small Company Value Fund. Kyle F. Frey, a senior vice president of Warburg, is associate portfolio manager and research analyst of the Fund. Mr. Frey has been with Warburg since 1989, before which time he was with Goldman, Sachs & Co.
   CO-ADMINISTRATORS. The Funds employ Counsellors Funds Service, Inc. ('Counsellors Service'), a wholly owned subsidiary of Warburg, as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Funds including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Funds and their various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the governing Board, preparing proxy statements and annual, semiannual and quarterly reports, assisting in the preparation of tax returns and monitoring and developing compliance procedures for the Funds. As compensation, each Fund pays Counsellors Service a fee calculated at an annual rate of .10% of the Fund's average daily net assets.
   Each Fund employs PFPC, an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates the Fund's net asset value, provides all accounting services for the Fund and assists in related aspects of the Fund's operations. As compensation each Fund pays PFPC a fee calculated at an annual rate of .10% of the Fund's first $500 million in average daily net assets, .075% of the next $1 billion in assets and .05% of assets exceeding $1.5 billion, exclusive of out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.
   CUSTODIANS. PNC Bank, National Association ('PNC') serves as custodian of the assets of the Capital Appreciation Fund and the Emerging Growth Fund. PNC also serves as custodian of the Small Company Value Fund's U.S. assets, and Fiduciary Trust Company International ('Fiduciary') serves as custodian of the Fund's non-U.S. assets. Like PFPC, PNC is a subsidiary of PNC Bank Corp. and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103. Fiduciary's principal business address is Two World Trade Center, New York, New York 10048.
   TRANSFER AGENT. State Street Bank and Trust Company ('State Street') acts as shareholder servicing agent, transfer agent and dividend disbursing agent for the Funds. It has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ('BFDS'), responsibility for most shareholder servicing functions. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

   DISTRIBUTOR. Counsellors Securities serves as distributor of the shares of the Funds. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147. No compensation is payable by the Capital Appreciation or Emerging Growth Funds to Counsellors Securities for distribution services. Counsellors Securities receives a fee at an annual rate equal to .25% of the average daily net assets of the Small Company Value Fund's Common Shares for distribution services, pursuant to a shareholder servicing and distribution plan (the '12b-1 Plan') adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act. Amounts paid to Counsellors Securities under the 12b-1 Plan may be used by Counsellors Securities to cover expenses that are primarily intended to result in, or that are primarily attributable to, (i) the sale of the Common Shares, (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Fund and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Common Shares, all as set forth in the 12b-1 Plan. Payments under the 12b-1 Plan are not tied exclusively to the distribution expenses actually incurred by Counsellors Securities and the payments may exceed distribution expenses actually incurred. The Board of the Small Company Value Fund evaluates the appropriateness of the 12b-1 Plan on a continuing basis and in doing so considers all relevant factors, including expenses borne by Counsellors Securities and amounts received under the 12b-1 Plan.
   Warburg or its affiliates may, at their own expense, provide promotional incentives to parties who support the sale of shares of the Funds, consisting of securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Fund shares.
   DIRECTORS AND OFFICERS. The officers of each Fund manage its day-to-day operations and are directly responsible to its Board. The Boards set broad policies for each Fund and choose its officers. A list of the Directors/Trustees and officers of each Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.

HOW TO OPEN AN ACCOUNT__________________________________________________________
   In order to invest in a Fund, an investor must first complete and sign an account application. To obtain an application, an investor may telephone Warburg Pincus Funds at (800) 927-2874 An investor may also obtain an account application by writing to:
   Warburg Pincus Funds
   P.O. Box 9030
   Boston, Massachusetts 02205-9030
   Completed and signed account applications should be mailed to Warburg Pincus Funds at the above address.

   RETIREMENT PLANS AND UTMA ACCOUNTS. For information (i) about investing in the Funds through a tax-deferred retirement plan, such as an Individual Retirement Account ('IRA') or a Simplified Employee Pension IRA ('SEP-IRA'), or
(ii) about opening a Uniform Transfers to Minors Act ('UTMA') account, an investor should telephone Warburg Pincus Funds at (800) 927-2874 or write to Warburg Pincus Funds at the address set forth above. Investors should consult their own tax advisers about the establishment of retirement plans and UTMA accounts.
   CHANGES TO ACCOUNT. For information on how to make changes to an account, an investor should telephone Warburg Pincus Funds at (800) 927-2874.

HOW TO PURCHASE SHARES__________________________________________________________
   Common Shares of each Fund may be purchased either by mail or, with special advance instructions, by wire. The minimum initial investment in each Fund is $2,500 and the minimum subsequent investment is $100, except that subsequent minimum investments can be as low as $50 under the Automatic Monthly Investment Plan described below. For retirement plans and UTMA accounts, the minimum initial investment is $500. The Fund reserves the right to change the initial and subsequent investment minimum requirements at any time. In addition, each Fund may, in its sole discretion, waive the initial and subsequent investment minimum requirements with respect to investors who are employees of Warburg or its affiliates or persons with whom Warburg has entered into an investment advisory agreement. Existing investors will be given 15 days' notice by mail of any increase in investment minimum requirements.
   After an investor has made his initial investment, additional shares may be purchased at any time by mail or by wire in the manner outlined below. Wire payments for initial and subsequent investments should be preceded by an order placed with a Fund and should clearly indicate the investor's account number and the name of the Fund in which shares are being purchased. In the interest of economy and convenience, physical certificates representing shares in a Fund are not normally issued.
   BY MAIL. If the investor desires to purchase Common Shares by mail, a check or money order made payable to a Fund or Warburg Pincus Funds (in U.S. currency) should be sent along with the completed account application to Warburg Pincus Funds through its distributor, Counsellors Securities, at the address set forth above. Checks payable to the investor and endorsed to the order of the Fund or Warburg Pincus Funds will not be accepted as payment and will be returned to the sender. If payment is received in proper form by the close of regular trading on the New York Stock Exchange (the 'NYSE') (currently 4:00 p.m., Eastern time) on a day that the Fund calculates its net asset value (a 'business day'), the purchase will be made at the Fund's net asset value calculated at the end of that day. If payment is received after the close of regular trading on the NYSE, the purchase will be effected at the Fund's net asset value determined for the next business day after payment has been received. Checks or money orders that are not in proper form or that are not accompanied or preceded by a complete account application will be returned to the sender. Shares purchased by check or money order are entitled to receive dividends and distributions beginning on the day after payment has been received. Checks or money orders in payment for shares of more than one Warburg Pincus Fund should be made payable to Warburg Pincus Funds and should be accompanied by a breakdown of amounts to be invested in each fund. If a check used for purchase does not clear, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred. For a description of the manner of calculating the Fund's net asset value, see 'Net Asset Value' below.
   BY WIRE. Investors may also purchase Common Shares in the Fund by wiring funds from their banks. Telephone orders by wire will not be accepted until a completed account application in proper form has been received and an account number has been established. Investors should place an order with the Fund prior to wiring funds by telephoning (800) 927-2874. Federal funds may be wired to Counsellors Securities using the following wire address:
   State Street Bank and Trust Co.
   225 Franklin St.
   Boston, MA 02101
   ABA# 0110 000 28
   Attn: Mutual Funds/Custody Dept.
   [Insert Warburg Pincus Fund name(s) here]
   DDA# 9904-649-2
   [Shareowner name]
   [Shareowner account number]
   If a telephone order is received by the close of regular trading on the NYSE and payment by wire is received on the same day in proper form in accordance with instructions set forth above, the shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. If payment by wire is received in proper form by the close of the NYSE without a prior telephone order, the purchase will be priced according to the net asset value of the Fund on that day and is entitled to dividends and distributions beginning on that day. However, if a wire in proper form that is not preceded by a telephone order is received after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next business day. Payment for orders that are not accepted will be returned to the prospective investor after prompt inquiry. If a telephone order is placed and payment by wire is not received on the same day, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred.
   PURCHASES THROUGH INTERMEDIARIES. Common Shares of each Fund are available through the Charles Schwab & Company, Inc. Mutual Fund OneSource'tm' Program; Fidelity Brokerage Services, Inc. Funds-Network'tm'

Program; Jack White & Company, Inc.; and Waterhouse Securities, Inc. Generally, these programs do not require customers to pay a transaction fee in connection with purchases or redemptions. Each Fund is also available through certain broker-dealers, financial institutions and other industry professionals (including the programs described above, collectively, 'Service Organizations'). Certain features of each Fund, such as the initial and subsequent investment minimums, redemption fees and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Fund. Therefore, a client or customer should contact the Service Organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read this Prospectus in light of the terms governing his accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with the fund and with clients or customers.
   Service Organizations that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses.
   For administration, subaccounting, transfer agency and/or other services, Warburg, Counsellors Securities or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee of up to .35% (the 'Service Fee') of the average annual value of accounts with the Fund maintained by such Service Organizations or recordkeepers. A portion of the Service Fee may be borne by the Fund as a transfer agency fee. In addition, a Service Organization or recordkeeper may directly or indirectly pay a portion of its Service Fee to the Fund's custodian or transfer agent for costs related to accounts of its clients or customers. The Service Fee payable to any one Service Organization or recordkeeper is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.
   AUTOMATIC MONTHLY INVESTING. Automatic monthly investing allows shareholders to authorize a Fund to debit their bank account monthly ($50 minimum) for the purchase of Fund shares on or about either the tenth or twentieth calendar day of each month. To establish the automatic monthly investing option, obtain a separate application or complete the 'Automatic Investment Program' section of the account applications and include a voided, unsigned check from the bank account to be debited. Only an account maintained at a domestic financial institution which is an automated clearing house member may be used. Shareholders using this service must satisfy the initial investment minimum for the Fund prior to or concurrent with the start of any Automatic Investment Program. Please refer to an account application for further information, or contact Warburg Pincus Funds at (800) 927-2874 for information or to modify or terminate the program. Investors should allow a period of up to 30 days in order to implement an Automatic Investment Program. The failure to provide complete information could result in further delays.
   GENERAL. Each Fund reserves the right to reject any specific purchase order. A Fund may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect the Fund's ability to achieve its investment objective. In such event, however, it is anticipated that existing shareholders would be permitted to continue to authorize investment in the Fund and to reinvest any dividends or capital gains distributions.

HOW TO REDEEM AND EXCHANGE SHARES_______________________________________________
   REDEMPTION OF SHARES. An investor in a Fund may redeem (sell) his shares on any day that the Fund's net asset value is calculated (see 'Net Asset Value' below).
   Common Shares of the Funds may either be redeemed by mail or by telephone. Investors should realize that in using the telephone redemption and exchange option, you may be giving up a measure of security that you may have if you were to redeem or exchange your shares in writing. If an investor desires to redeem his shares by mail, a written request for redemption should be sent to Warburg Pincus Funds at the address indicated above under 'How to Open an Account.' An investor should be sure that the redemption request identifies the Fund, the number of shares to be redeemed and the investor's account number. In order to change the bank account or address designated to receive the redemption proceeds, the investor must send a written request (with signature guarantee of all investors listed on the account when such a change is made in conjunction with a redemption request) to Warburg Pincus Funds. Each mail redemption request must be signed by the registered owner(s) (or his legal representative(s))
exactly as the shares are registered. If an investor has applied for the telephone redemption feature on his account application, he may redeem his shares by calling Warburg Pincus Funds at (800) 927-2874. An investor making a telephone withdrawal should state (i) the name of the Fund, (ii) the account number of the Fund, (iii) the name of the investor(s) appearing on the Fund's records, (iv) the amount to be withdrawn and (v) the name of the person requesting the redemption.
   After receipt of the redemption request by mail or by telephone, the redemption proceeds will, at the option of the investor, be paid by check and mailed to the investor of record or be wired to the investor's bank as indicated in the account application previously filled out by the investor. No Fund currently imposes a service charge for effecting wire transfers but each Fund reserves the right to do so in the future. During periods of significant economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact Warburg Pincus Funds by telephone, an investor may deliver the redemption request to Warburg Pincus Funds by mail at the address shown above under 'How to Open an Account.'
Although each Fund will redeem shares purchased by check or through the Automatic Investment Program before the funds or check clear, payments of the redemption proceeds will be delayed for five days (for funds received through the Automatic Investment Program) or 10 days (for check purchases) from the date of purchase. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.
   If a redemption order is received by a Fund or its agent, prior to the close of regular trading on the NYSE, the redemption order will be effected at the net asset value per share as determined on that day. If a redemption order is received after the close of regular trading on the NYSE, the redemption order will be effected at the net asset value as next determined. Except as noted above, redemption proceeds will normally be mailed or wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of Warburg, immediate payment would adversely affect a Fund, each Fund reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, each Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.
   The proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in his account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.
   If, due to redemptions, the value of an investor's account drops to less than $2,000 ($250 in the case of a retirement plan or UTMA account), each Fund reserves the right to redeem the shares in that account at net asset value. Prior to any redemption, the Fund will notify an investor in writing that this account has a value of less than the minimum. The investor will then have 60 days to make an additional investment before a redemption will be processed by the Fund.
   TELEPHONE TRANSACTIONS. In order to request redemptions by telephone, investors must have completed and returned to Warburg Pincus Funds an account application containing a telephone election. Unless contrary instructions are elected, an investor will be entitled to make exchanges by telephone. Neither a Fund nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of each Fund to confirm that instructions communicated by telephone are genuine. Such procedures include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific personal information prior to acting upon telephone instructions.
   AUTOMATIC CASH WITHDRAWAL PLAN. Each Fund offers investors an automatic cash withdrawal plan under which investors may elect to receive periodic cash payments of at least $250 monthly or quarterly. To establish this service, complete the 'Automatic Withdrawal Plan' section of the account application and attach a voided check from the bank account to be credited. For further information regarding the automatic cash withdrawal plan or to modify or terminate the plan, investors should contact Warburg Pincus Funds at (800) 927-2874.
   EXCHANGE OF SHARES. An investor may exchange Common Shares of a Fund for Common Shares of another Fund or for Common Shares of another Warburg Pincus Fund at their respective net asset values. Exchanges may be effected by mail or by telephone in the manner described under 'Redemption of Shares' above. If an exchange request is received by Warburg Pincus Funds or its agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges may be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. Due to the costs involved in effecting exchanges, each Fund reserves the right to refuse to honor more than three exchange requests by a shareholder in any 30-day period. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders. Currently, exchanges may be made among the Funds and with the following other funds:
 WARBURG PINCUS CASH RESERVE FUND -- a money market fund investing in short-term, high quality money market instruments;
 WARBURG PINCUS NEW YORK TAX EXEMPT FUND -- a money market fund investing in short-term, high quality municipal obligations designed for New York investors seeking income exempt from federal, New York State and New York City income tax;
 WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND -- an intermediate-term municipal bond fund designed for New York investors seeking income exempt from federal, New York State and New York City income tax;
 WARBURG PINCUS TAX FREE FUND -- a bond fund seeking maximum current income exempt from federal income taxes, consistent with preservation of capital; WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND -- an intermediate-term bond fund investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;
 WARBURG PINCUS FIXED INCOME FUND -- a bond fund seeking current income and, secondarily, capital appreciation by investing in a diversified portfolio of fixed-income securities;
 WARBURG PINCUS GLOBAL FIXED INCOME FUND -- a bond fund investing in a portfolio consisting of investment grade fixed-income securities of governmental and corporate issuers denominated in various currencies, including U.S. dollars;
 WARBURG PINCUS BALANCED FUND -- a fund seeking maximum total return through a combination of long-term growth of capital and current income consistent with preservation of capital through diversified investments in equity and debt securities;
 WARBURG PINCUS GROWTH & INCOME FUND -- an equity fund seeking long-term growth of capital and income and a reasonable current return;
 WARBURG PINCUS STRATEGIC VALUE FUND -- an equity fund seeking capital appreciation by investing in undervalued companies and market sectors;
 WARBURG PINCUS SMALL COMPANY GROWTH FUND -- an equity fund seeking capital growth by investing in equity securities of small-sized domestic companies; WARBURG PINCUS HEALTH SCIENCES FUND -- an equity fund seeking capital appreciation by investing primarily in equity and debt securities of health sciences companies;
 WARBURG PINCUS POST-VENTURE CAPITAL FUND -- an equity fund seeking long-term growth of capital by investing principally in equity securities of issuers in their post-venture capital stage of development;
 WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND -- an equity fund seeking long-term growth of capital by investing principally in equity securities of U.S. and foreign issuers in their post-venture capital stage of development; WARBURG PINCUS INTERNATIONAL EQUITY FUND -- an equity fund seeking long-term capital appreciation by investing primarily in equity securities of non-United States issuers;
 WARBURG PINCUS EMERGING MARKETS FUND -- an equity fund seeking growth of capital by investing primarily in securities of non-United States issuers consisting of companies in emerging securities markets;
 WARBURG PINCUS JAPAN GROWTH FUND -- an equity fund seeking long-term growth of capital by investing primarily in equity securities of Japanese issuers; and WARBURG PINCUS JAPAN OTC FUND -- an equity fund seeking long-term capital appreciation by investing in a portfolio of securities traded in the Japanese over-the-counter market.
   The exchange privilege is available to shareholders residing in any state in which the Common Shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange Common Shares of a Fund for Common Shares in another Warburg Pincus Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Fund, an investor should contact Warburg Pincus Funds at (800) 927-2874.

DIVIDENDS, DISTRIBUTIONS AND TAXES______________________________________________
   DIVIDENDS AND DISTRIBUTIONS. Each Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period less applicable expenses. Each Fund declares dividends from its net investment income and net realized short-term and long-term capital gains annually and pays them in the calendar year in which they are declared, generally in November or December. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Unless an investor instructs a Fund to pay dividends or distributions in cash, dividends and distributions will automatically be reinvested in additional Common Shares of the relevant Fund at net asset value. The election to receive dividends in cash may be made on the account application or, subsequently, by writing to Warburg Pincus Funds at the address set forth under 'How to Open an Account' or by calling Warburg Pincus Funds at (800) 927-2874.
   A Fund may be required to withhold for U.S. federal income taxes 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.
   TAXES.  Each Fund  intends to  qualify each  year as  a 'regulated investment company' within the meaning of the Code. Each Fund, if it qualifies as a regulated investment company, will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. Each Fund expects to pay such additional dividends and to make such additional distributions as are necessary to avoid the application of this tax.
   Dividends paid from net investment income and distributions of net realized short-term capital gains are taxable to investors as ordinary income, and distributions derived from net realized long-term capital gains are taxable to investors as long-term capital gains, in each case regardless of how long the shareholder has held Fund shares and whether received in cash or reinvested in additional Fund shares. As a general rule, an investor's gain or loss on a sale or redemption of his Fund shares will be a long-term capital gain or loss if he has held his shares for more than one year and will be a short-term capital gain or loss if he has held his shares for one year or less. However, any loss realized upon the sale or redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares. Investors may be proportionately liable for taxes on income and gains of the Funds, but investors not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund's investment activities, including short sales of securities, will not result in unrelated business taxable income to a tax-exempt investor. A Fund's dividends may qualify for the dividends received deduction for corporations to the extent they are derived from dividends attributable to certain types of stock issued by U.S. domestic corporations.
   GENERAL. Statements as to the tax status of each investor's dividends and distributions are mailed annually. Each investor will also receive, if applicable, various written notices after the close of a Fund's prior taxable year with respect to certain dividends and distributions which were received from the Fund during the Fund's prior taxable year. Investors should consult their own tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

NET ASSET VALUE_________________________________________________________________
   Each Fund's net asset value per share is calculated as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Washington's Birthday, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share of each Fund generally changes each day.
   The net asset value per Common Share of each Fund is computed by adding the Common Shares' pro rata share of the value of the Fund's assets, deducting the Common Shares' pro rata share of the Fund's liabilities and the liabilities specifically allocated to Common Shares and then dividing the result by the total number of outstanding Common Shares.
   Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale price when the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. Securities, options and futures contracts for which market quotations are not readily available and other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.

PERFORMANCE_____________________________________________________________________
   The Funds  quote the  performance of  Common Shares  separately from  Advisor
Shares. The net asset value of Common Shares is listed in The Wall Street Journal each business day under the heading 'Warburg Pincus Funds.' From time to time, each Fund may advertise the average annual total return of its Common Shares over various periods of time. These total return figures show the average percentage change in value of an investment in the Common Shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Common Shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in Common Shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).
   When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that each Fund seeks long-term appreciation and that such return may not be representative of any Fund's return over a longer market cycle. Each Fund may also advertise aggregate total return figures of its Common Shares for various periods, representing the cumulative change in value of an investment in the Common Shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).
   Investors should note that total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine the total return. Current total return figures may be obtained by calling Warburg Pincus Funds at
(800) 927-2874.
   In reports or other communications to investors or in advertising material, a Fund may describe general economic and market conditions affecting the Fund and may compare its performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) in the case of the Capital Appreciation Fund, with the Russell Midcap Index, the S&P Midcap 400 Index and the S&P 500 Index; in the case of the Emerging Growth Fund and the Small Company Value Fund, with the Russell 2000 Small Stock Index, the T. Rowe Price New Horizons Fund Index and the S&P 500 Index; or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. A Fund may include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Inc., Mutual Fund Magazine, SmartMoney and The Wall Street Journal.

   In reports or other communications to investors or in advertising, each Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, a Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings and analysis of holdings by industry, country, credit quality and other characteristics. Each Fund may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Fund may from time to time compare the expense ratio of its Common Shares to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

GENERAL INFORMATION_____________________________________________________________
   ORGANIZATION. The Capital Appreciation Fund was organized on January 20, 1987 under the laws of The Commonwealth of Massachusetts and is a business entity commonly known as 'Massachusetts business trust.' On February 26, 1992, the Fund amended its Agreement and Declaration of Trust to change its name from 'Counsellors Capital Appreciation Fund' to 'Warburg, Pincus Capital Appreciation Fund.' The Emerging Growth Fund was incorporated on November 12, 1987 under the laws of the State of Maryland under the name 'Counsellors Emerging Growth Fund, Inc.' On October 27, 1995 the Fund amended its charter to change its name to 'Warburg, Pincus Emerging Growth Fund, Inc.' The Small Company Value Fund was incorporated on October 23, 1995 under the laws of the State of Maryland under the name 'Warburg, Pincus Small Company Value Fund, Inc.'
   The Capital Appreciation Fund's Agreement and Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share, of which an unlimited number are designated Common Shares and an unlimited number are designated Advisor Shares. The charter of each of the Emerging Growth Fund and the Small Company Value Fund authorizes the Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares and two billion are designated Advisor Shares. Under each Fund's charter documents, the governing Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board of a Fund may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.
   MULTI-CLASS STRUCTURE. Each Fund offers a separate class of shares, the Advisor Shares, pursuant to a separate prospectus. Individual investors may only purchase Advisor Shares through institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries. Shares of each class represent equal pro rata interests in the respective Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by the Advisor Shares, the total return on such shares can be expected to be lower than the total return on Common Shares. Investors may obtain information concerning the Advisor Shares from their investment professional or by calling Counsellors Securities at (800) 927-2874.
   VOTING RIGHTS. Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the governing Board unless and until such time as less than a majority of the members holding office have been elected by investors. Investors of record of no less than two-thirds of the outstanding shares of the Capital Appreciation Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Any Director of the Emerging Growth Fund or the Small Company Value Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund. Lionel I. Pincus may be deemed to be a controlling person of the Capital Appreciation and the Small Company Value Funds because he may be deemed to possess or share investment power over shares owned by clients of Warburg.
   SHAREHOLDER COMMUNICATIONS. Each investor will receive a quarterly statement of his account, as well as a statement of his account after any transaction that affects his share balance or share registration (other than the reinvestment of dividends or distributions or investment made through the Automatic Investment Program). Each Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by a Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Warburg Pincus Funds at (800) 927-2874.
   The prospectuses of the Funds are combined in this Prospectus. Each Fund offers only its own shares, yet it is possible that a Fund might become liable for a misstatement, inaccuracy or omission in this Prospectus with regard to another Fund.

                         ------------------------------

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION OR THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUNDS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EACH FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE COMMON SHARES OF THE FUNDS IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS

The Funds' Expenses.....................................................    2
Financial Highlights....................................................    3
Investment Objectives and Policies......................................    5
Portfolio Investments...................................................    6
Risk Factors and Special Considerations.................................    8
Portfolio Transactions and Turnover Rate................................   10
Certain Investment Strategies...........................................   11
Investment Guidelines...................................................   15
Management of the Funds.................................................   15
How to Open an Account..................................................   18
How to Purchase Shares..................................................   19
How to Redeem and Exchange Shares.......................................   22
Dividends, Distributions and Taxes......................................   26
Net Asset Value.........................................................   27
Performance.............................................................   27
General Information.....................................................   29

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